UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 4, 2017

First Keystone Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

__(570) 752-3671__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2017, First Keystone Corporation (the “Corporation”) held its Annual Meeting of Shareholders. A total of 5,671,451 shares of the Corporation’s common stock were entitled to vote as of March 10, 2017, the record date for the Annual Meeting. There were 4,192,278 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class C Directors

The shareholders voted to elect three (3) Class C Directors to serve for a term of three (3) years and until their successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Don E. Bower	3,294,357	34,214	863,707
Robert A. Bull	3,085,022	243,549	863,707
Matthew P. Prosseda	3,210,799	117,772	863,707

Proposal No. 2 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2017

The shareholders voted to ratify the selection of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year 2017. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
4,161,896	25,440	4,942	0

Proposal No. 3 – Advisory vote on executive compensation

The shareholders voted, on an advisory basis, to approve the compensation of the Corporation's named executive officers as disclosed in the Corporation’s proxy statement. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
3,114,959	87,916	125,696	863,707

Proposal No. 4 – Advisory vote on the frequency of the advisory vote on executive compensation

The shareholders voted to recommend, on a non-binding basis, that a non-binding shareholder vote to approve the compensation of the Corporation’s named executive officers should occur every three years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstaining	Broker Non-Votes
486,751	174,534	2,590,020	77,266	863,707

In light of the shareholder vote above, the board has decided that the Corporation will include a non-binding shareholder vote on the compensation of executives in the proxy materials every three years until the next required vote on the frequency of non-binding shareholder votes on compensation of executives which will occur no later than 2023 Annual Meeting of Shareholders.

ITEM 7.01	Regulation FD Disclosure

On May 4, 2017, members of management gave presentations at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ITEM 8.01	Other Events

On May 5, 2017, the Corporation and its wholly-owned subsidiary, First Keystone Community Bank (the “Bank”), announced that Robert E. Bull retired from the position of Chairman of the Boards of Directors, but would remain as a director of the Corporation and the Bank. The Boards of Directors of the Corporation and Bank named Robert A. Bull as Chairman of the Boards of Directors, John E. Arndt as Vice Chairman of the Boards of Directors, and David R. Saracino as Secretary. These changes are effective immediately. A press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides
99.2	Press release dated May 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: May 5, 2017	/s/ Matthew P. Prosseda
Matthew P. Prosseda
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides
99.2	Press release dated May 5, 2017.